UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 11, 2007

                                 GOAMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-29359                   22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On October 11, 2007, the Registrant distributed a press release announcing that it had filed preliminary proxy materials in connection with its proposed acquisition of the assets of Verizon's Telecommunications Relay Services (TRS) division and merger with Hands On Video Relay Services, Inc. and related matters. The press release also disclosed certain information regarding the Registrant's results of operations for the third quarter. A copy of the press release is annexed hereto as Exhibit 99.1.

Item 8.01. Other Events.

      See Item 2.02 above,  which is  incorporated  by reference  into this Item
8.01.


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

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

      The following exhibit is filed with this Current Report on Form 8-K:

      Exhibit 99.1     Press Release of GoAmerica, Inc., dated October 11, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GOAMERICA, INC.

                             By: /s/ Wayne D. Smith
                                 --------------------------------------------
                                 Wayne D. Smith
                                 Executive Vice President and General Counsel

Dated: October 11, 2007


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

                                  Exhibit Index

      Exhibit 99.1      Press Release of GoAmerica, Inc., dated October 11, 2007


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